UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2018

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Entry into Sixth Amendment to Letter of Credit and Reimbursement Agreement

On April 20, 2018, Sears Holdings Corporation (the “Company”), through Sears Roebuck Acceptance Corp. and Kmart Corporation (collectively, the “Borrowers”), entities wholly-owned and controlled, directly or indirectly by the Company, entered into a Sixth Amendment (the “LC Amendment”) to the Letter of Credit and Reimbursement Agreement dated December 28, 2016 providing for a secured standby letter of credit facility (the “LC Facility”) from JPP, LLC and JPP II, LLC and certain other lenders (collectively, the “LC Lenders”), with Citibank, N.A., serving as administrative agent and issuing bank (the “Issuing Bank”). Mr. Edward S. Lampert, the Company’s Chief Executive Officer and Chairman, is the sole stockholder, chief executive officer and director of ESL Investments, Inc., which controls JPP, LLC and JPP II, LLC.

The LC Amendment extends the maturity of the $271 million commitment under the existing LC Facility from its existing maturity date of December 28, 2018 through December 28, 2019. To secure their obligation to participate in letters of credit issued under the LC Facility, the LC Lenders are required to maintain cash collateral on deposit with the Issuing Bank in an amount equal to 102% of the commitments under the LC Facility (the “Lender Deposit”), and in connection with the maturity extension, the Borrowers paid the LC Lenders an upfront fee equal to 0.50% of the aggregate amount of the Lender Deposit. The LC Amendment also requires the Borrowers to pay a fee equal to 0.50% of the aggregate amount of the Lender Deposit in connection with the termination of the LC Facility, whether at maturity or otherwise, or of any reduction in the amount of the LC Lenders’ commitments under the LC Facility.

Entry into First Amendment to Credit Agreement

On April 20, 2018, the Company, through SRC O.P. LLC, SRC Facilities LLC and SRC Real Estate (TX), LLC (collectively, the “Secured Loan Borrowers”), entities wholly-owned and controlled indirectly by the Company, entered into a First Amendment (the “Credit Agreement Amendment”) to the Credit Agreement, dated as of March 14, 2018 (the “Credit Agreement”), among the Secured Loan Borrowers, the lenders party thereto, UBS AG, Stamford Branch, LLC, as administrative agent, and UBS Securities LLC, as lead arranger and bookrunner. The Credit Agreement provides for a term loan (the “Secured Loan”) that is secured by the Secured Loan Borrowers’ interests in certain real properties that were released from a ring-fence arrangement with the Pension Benefit Guaranty Corporation. As of April 20, 2018, the aggregate principal amount of the Secured Loan was $118.7 million.

The Credit Agreement Amendment amends certain provisions of the Credit Agreement governing the incurrence of Additional Mezzanine Loans (as defined below) pursuant to the Mezzanine Loan Agreement (as defined below), including by increasing the loan-to-value cap applicable to the aggregate principal amount of the Secured Loan, the Mezzanine Loan and the Additional Mezzanine Loans from 50% to 55% and removing a requirement that the Additional Mezzanine Loans not exceed an amount equal to the principal amount of the Secured Loan repaid by the Secured Loan Borrowers. No upfront or other fees were paid by the Secured Loan Borrowers in connection with the Credit Agreement Amendment.

Entry into Second Amendment to Mezzanine Loan Agreement

On April 20, 2018, the Company, through SRC Sparrow 2 LLC (the “Mezzanine Loan Borrower”), an entity wholly-owned and controlled indirectly by the Company, entered into a Second Amendment (the “Mezzanine Amendment”) to the Mezzanine Loan Agreement, dated as of March 14, 2018 (the “Mezzanine Loan Agreement”), among the Mezzanine Loan Borrower, JPP, LLC and JPP II, LLC, as lenders, and JPP, LLC, as administrative agent. Mr. Edward S. Lampert, the Company’s Chief Executive Officer and Chairman, is the sole stockholder, chief executive officer and director of ESL Investments, Inc., which controls JPP, LLC and JPP II, LLC. The Mezzanine Loan Agreement provides for a term loan (the “Mezzanine Loan”) that is secured by a pledge of the equity interests in SRC O.P. LLC, the direct parent company of the entities that own the real properties that secure the obligations of the Secured Loan Borrowers under the Credit Agreement.

The Mezzanine Loan Agreement contains an uncommitted accordion feature pursuant to which the Mezzanine Loan Borrower may incur additional loans (“Additional Mezzanine Loans”), subject to certain conditions set forth in the Mezzanine Loan Agreement and the Credit Agreement. The Mezzanine Amendment makes conforming changes to certain provisions of the Mezzanine Loan Agreement governing the incurrence of Additional Mezzanine Loans to conform such provisions to the corresponding provisions in the Credit Agreement, as amended by the Credit Agreement Amendment. No upfront or other fees were paid by the Mezzanine Loan Borrower in connection with the Mezzanine Amendment.

In connection with the entry into the Mezzanine Amendment, the Mezzanine Borrower borrowed $72.2 million as an Additional Mezzanine Loan under the Mezzanine Loan Agreement. As of April 20, 2018, after giving effect to such borrowing, the aggregate principal amount of the Mezzanine Loan and Additional Mezzanine Loans outstanding under the Mezzanine Loan Agreement was $378.9 million.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 8.01 Other Events.

On April 23, 2018, the Company issued a press release regarding the receipt of a letter from ESL Investments, Inc. addressed to the Board of the Directors of the Company. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including, without limitation, risks and uncertainties relating to the intended commencement of private exchange offers and negotiated exchange of, or amendments to, certain other indebtedness. Additional information concerning other factors is contained in the Company’s most recent annual report on Form 10-K and subsequent filings with the SEC. The Company intends these forward-looking statements to speak only as of the time made and, except as required by law, does not undertake to update or revise them as more information becomes available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press release, dated April 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: April 23, 2018	By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer